  As filed with the Securities and Exchange Commission on September 23, 1997


================================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): September 18, 1997



                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)






            Maryland                   1-12252                 13-3675988
  (State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation or organization)    File Number)          Identification No.)







      Two North Riverside Plaza, Suite 400
             Chicago, Illinois                                    60606
      (Address of principal executive offices)                  (Zip Code)




      Registrant's telephone number, including area code:  (312) 474-1300



                                Not applicable
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits




Exhibit
Number          Exhibit
------          -------


 1 Terms Agreement dated September 18, 1997, which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement, and which incorporates by reference the terms of the Registrant's Standard Underwriting Provisions, dated May 16, 1997, which has been previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333-27153 under the Securities Act of 1933, as amended, and is incorporated herein by reference thereto and which, as this Form 8-K filing is incorporated by reference into the Registrant's registration statement on Form S-3, file no. 333-32183, is set forth in full in such registration statement.

 5 Opinion of Rosenberg & Liebentritt, P.C., with an opinion of Hogan & Hartson L.L.P. attached thereto Exhibit A, which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-32183, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.










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

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EQUITY RESIDENTIAL PROPERTIES TRUST



Date:  September 23, 1997               By: /s/  Bruce C. Strohm
                                            -----------------------------
                                            Bruce C. Strohm, Secretary,
                                            Executive Vice President and
                                            General Counsel

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